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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 ---------------

                Date of Report (Date of Earliest Event Reported):
                                 AUGUST 8, 2003

                            KMART HOLDING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                     000-50278                32-0073116
           --------                     ---------                ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)



3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                              48084
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (248) 463-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

         An audit of the first quarter 2003 financial statements of Kmart Holding Corporation, a Delaware corporation (the "Company") was conducted by the Company's outside auditors, PricewaterhouseCoopers LLP. These interim audited financial statements reflect the impact of fresh-start accounting upon the emergence from bankruptcy of Kmart Corporation, a wholly-owned subsidiary of Kmart Management Corporation, which is a newly-formed, wholly-owned subsidiary of the newly-created Company. Such statements are attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.


   EXHIBIT NO.             DOCUMENT DESCRIPTION

       99.1                Kmart Holding Corporation

                           Financial Statements for the 13-weeks ended April 30, 2003 and May 1, 2002, and Fiscal Years Ended January 29, 2003, January 30, 2002 and January 31, 2001


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 8, 2003
                                            KMART HOLDING CORPORATION


                                            By: /s/ Richard J. Noechel
                                                --------------------------------
                                            Name: Richard J. Noechel
                                            Title: Vice President and Controller



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                                  EXHIBIT INDEX


     EXHIBIT NO.           DOCUMENT DESCRIPTION

        99.1               Kmart Holding Corporation

                           Financial Statements for the 13-weeks ended April 30, 2003 and May 1, 2002, and Fiscal Years Ended January 29, 2003, January 30, 2002 and January 31, 2001